Exhibit 10.1

                                      DBS
                                      inc.
                               [GRAPHIC OMITTED]

January 29, 2001


Mr. Roger May
Advanced Communication Technologies, Inc.
19200 Von Karman Avenue, Suite 500
Irvine, CA 92612

Re:   Sublease Agreement Renewal
      Office No.13
      19200 Von Karman Ave., Suite 500, Irvine, CA 92612

Dear Mr. May:

As a courtesy we are advising you that the term of the above referenced agreement will renew March 1, 2001 for an additional twelve month term.

The monthly rental rate for Office No.13 will be increased approximately 6% ($100) effective March 1, 2001. All other terms and conditions of the above referenced agreement shall remain as stated.

As always, we appreciate your tenancy and look forward to continuing to provide you with excellent office facilities and support services. Please contact me directly at (949) 622-5408 if you would like to discuss your lease term or if you have any questions I can help you with.

Sincerely,

DBS, Inc.

Jeanne Franks
Director of Sales & Leasing

dbs:jf

                       Diversified Business Services, Inc.
               Corporate Office o 4605 MacArthur Court, Suite 470
       Newport Beach, California 92660 o Fax: 949/752-2814 o 949/752-2272

                                      DBS
                                      inc.
                               [GRAPHIC OMITTED]

July 17, 2000


Mr. Roger May
CEO
Advanced Communication  Technologies, Inc.
19200 Von Karman Avenue, Suite 500
Irvine, CA 92612


REFERENCE:  Amendment No. 3 to Sublease Agreement dated February 1, 2000 between Blazina, Risk & Associates ("Lessee") and DBS, Inc. ("Lessor") for Office No. 13 (as subsequently amended for name change to Irvine Global Insurance Services, Inc.) at
            19200 Von Karman, Avenue, Suite 500, Irvine, CA 92612

Dear Mr. May:

Per your request, this letter shall serve to amend the above referenced Sublease Agreement and subsequent Amendments to reflect the change of name and billing responsibility from Irvine Global Insurance Services. Inc. to Advanced Communication Technologies, Inc. effective August 1, 2000. All other terms and conditions of the agreement shall remain as stated.

Please return an executed copy of this amendment at your earliest convenience; a copy has been enclosed for your file.

We appreciate your tenancy and look forward to continuing to provide you with excellent office facilities and support services. In the event I can ever be of any assistance to you, please do nor hesitate to contact me directly at
(949) 752-2272.

Sincerely,

DBS, Inc.                             ACKNOWLEDGED & AGREED


                                                 Roger May
/s/ Carla Moreland                    By __________________________
------------------------------
    Carla Moreland                                    CEO
    President                         Title -----------------------

                                                  6/18/2000
                                      Date ------------------------

Enclosure

cc:  Ms. Jeanne Franks, Director of Sales & Leasing
     Ms. Kimberly Moore, Center Manager


                       Diversified Business Services, Inc.
               Corporate Office o 4605 MacArthur Court, Suite 470
       Newport Beach, California 92660 o Fax: 949/752-2814 o 949/752-2272

                                      DBS
                                      inc.
                               [GRAPHIC OMITTED]

May 20, 2000

Nancy L. Blazina
President
Irvine Global Insurance Services, Inc.
19200 Von Karman, Suite 500
Irvine, California: 92612

Reference:  Amendment No. 2 to Sublease Agreement dated February 1, 2000
            Office No. 13
            19200 Von Karman, Suite 500, Irvine, CA 92612

Dear Ms. Blazina:

Per your letter of request dated May 1, 2000, this letter shall serve to amend the above referenced Sublease Agreement to change the name from Blazina Risk & Associates to Irvine Global Insurance Services, Inc. All other terms and conditions of the referenced agreement shall remain as stated.

Please return an executed copy of this amendment acknowledging your agreement; a copy has been included for your file.

We appreciate your tenancy and look forward to continuing to provide you with excellent office facilities and support services. In the event I can ever be of any assistance to you, please do not hesitate to contact me directly at (949) 752-2272.

Sincerely,

DBS, Inc.                             ACKNOWLEDGED & AGREED


                                              Nancy L. Blazina
/s/ Carla Moreland                    By __________________________
------------------------------
    Carla Moreland                                President
    President                         Title -----------------------

                                                  6/1/2000
                                      Date ------------------------

Enclosure

cc:  Ms. Jeanne Franks, Director of Sales & Leasing


                       Diversified Business Services, Inc.
               Corporate Office o 4605 MacArthur Court, Suite 470
       Newport Beach, California 92660 o Fax: 949/752-2814 o 949/752-2272

                                      DBS
                                      inc.
                               [GRAPHIC OMITTED]

February 14, 2000

Mr. Roger May
Blazina, Risk & Associates, Inc.
19200 Von Karman Avenue
Suite 500
Irvine, CA 92612

REFERENCE:  Amendment No. 1 to Sublease Agreement dated February 1, 2000
            19200 Von Karman Avenue, Suite 5O0, Irvine, CA 92612

Dear Mr. May:

Per your request, this letter shall serve to amend the above referenced Sublease Agreement to reflect the relocation from Office No. 10/Suite 500 to Office No. 13/Suite 500 effective April 1, 2000 at the monthly rental rate of $1725. All other terms and conditions of the agreement shall remain as stated.

Please return the executed Amendment at your earliest convenience along with payment of the enclosed invoice. A copy will be returned for your file.

We appreciate your tenancy and look forward to continuing to provide you with excellent office facilities and support services.


Sincerely,

DBS, Inc.                             ACKNOWLEDGED & AGREED


                                                 Roger May
/s/ Carla Moreland                    By __________________________
------------------------------
    Carla Moreland                               [ILLEGIBLE]
    President                         Title -----------------------

                                                  2/14/2000
                                      Date ------------------------


dbs:jf

                      Diversified Business Services, Inc.
               Corporate Office o 4605 MacArthur Court, Suite 470
       Newport Beach, California 92660 o Fax: 949/752-2814 o 949/752-2272

                               SUBLEASE AGREEMENT

      This Lease Agreement is made on this 1st day of February, 2000, at Newport Beach, California between DIVERSIFIED BUSINESS SERVICES, INC. (hereinafter "Lessor" or "DBS") and Blazina, Risk & Associates, Inc. (hereinafter "Lessee" or "Tenant").

                                   I. Premises

      DBS hereby leases to Lessee and Lessee hereby hires from DBS, the property hereinafter referred to as the "subject premises" located in the City of Irvine, County of Orange, State of California, and more particularly described as 19200 Von Karman Avenue, Suite 500, Office No(s). 10 (Exhibit "A").

                                    II. Term

      The term of this Lease shall be for 12 months, commencing on the 1st day of March 2000, and ending on the 28th day of February 2001. Said rental term shall be automatically extended for the same period and all provisions applicable to the initial lease term shall apply to the extended lease term(s) with the exception of renewal rate, unless Lessee gives Lessor or Lessor gives Lessee written notice of cancellation of this renewal provision at least thirty
(30) days prior to the expiration of any lease term. For the purpose of interpretation, a thirty day notice specifically means on or before the first day of the last month of occupancy.

                            III. Rent & Rent Deposit

      Tenant shall pay as rent DBS the sum of One Thousand Four Hundred Twenty-Five & 00/100 --- Dollars ($1425.00) as the first month's rent and the sum of One Thousand Four Hundred Twenty-Five & 00/100 Dollars ($1425.00) as a deposit against payment of rent for the last month of occupancy under this Sublease Agreement; thereafter, on or before the first day of each succeeding month, Lessee shall pay the sum of One Thousand Four Hundred Twenty-Five & 00/100 Dollars ($1425.00).

      In the event payment of rent is made after the fifth (5) day of the month, an automatic late charge of 10% ($142.50) will be charged and must be included with rental payment. A $25 charge will be paid by the Lessee to the Lessor for each returned check.

      The deposit for payment of the final month's rent provided for hereunder may be used by Lessor for any purpose, free of trust, and no interest shall be paid to Lessee thereon.

                                                                  Initials:
                                                                  Lessee: /s/ RM
                                                                         -------
                                                                  Lessor: /s/ CM
                                                                         -------


                                     1 of 5

                                 IV. Set-Up Fee

      Lessee acknowledges that Lessee has inspected the subject premises prior to taking occupancy and that the subject premises are clean and in good repair. On or before occupancy, Lessee shall pay Lessor the sum of Two Hundred & 00/000 --- Dollars ($200.00) for payment of expenses incurred by Lessor for door sign(s), directory signs, keys, and general administrative set-up of account.

                               V. Use of Premises

      The subject premises shall be used by Lessee as a business office and for uses normally incident thereto and for no other purpose. Lessee shall allow no hazardous or noxious materials to be stored at the subject premises and Lessee shall allow no activities on the subject premises which are illegal or otherwise constitute a nuisance or disturbance to other tenants of the building.

                          VI. Covenants of Tenant/Lessee

      Tenant covenants and agrees to pay each monthly installment of rent provided for herein on or before the due date, to use the subject premises for the purpose hereinabove stated, and to surrender the subject premises, together with appropriate office and building keys, upon the termination of tenancy in as good condition as existed at the date of initial occupancy, reasonable wear and tear excepted.

      (a) Default: The occurrence of any of the following shall constitute a material default and breach of this Lease by Lessee: 1) Any failure by Lessee to pay rent or to make any other payments required to be made by Lessee hereunder, after written notice; 2) The abandonment or vacation of the Premises by Lessee, bankruptcy of Lessee, or assignment for benefit of creditors; 3) A failure by Lessee to observe and perform any other provision of this Lease to be observed or performed by Lessee, where such failure continues for thirty (30) days after written notice thereof by Lessor to Lessee.

      In the event of any such default by Lessee, then in addition to any other remedies available to Lessor at law or in equity, Lessor shall have the immediate option to terminate this Lease and all rights of Lessee hereunder by giving written notice of such intention to terminate. In the event that Lessor shall elect to so terminate this Lease then Lessor may recover from Lessee any unpaid rent plus interest on said unpaid rental at the rate of ten percent (10%) per annum.

      In the event of any such default by Lessee, Lessor shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Lessee.

                                                                  Initials:
                                                                  Lessee: /s/ RM
                                                                         -------
                                                                  Lessor: /s/ CM
                                                                         -------


                                     2 of 5

      (b) Abandonment: Lessee shall not vacate or abandon the premises at any time during the term and if Lessee shall abandon, vacate or surrender said premises for a period of thirty (30) days or be dispossessed by process of law, or otherwise, any personal property belonging to Lessee and left on the premises shall be deemed to be abandoned.

      (c) Keys: Lessee shall receive one key for each office leased and one key for entry into main office. Lessee shall pay to Lessor the sum of $5.00 for each key not returned at the expiration of this Lease, or for any additional duplicate keys provided to Lessee. Tenant shall not alter any lock or install additional locks or bolts on any door.

      (4) Rules & Regulations: Lessee agrees to observe and comply with the Building Rules and Regulations as specified on Exhibit "D-1" and the Parking Rules and Regulations as specified on Exhibit "D-2" attached hereto.

      (e) Lessor's Employees: Should Lessee elect to hire any of Lessor's employees. during tenancy and/or for a one (1) year period following vacancy of premises, a fee shall be paid to Lessor in the amount of $10,000.00 per employee as compensation for Lessor's loss thereof, unless Lessor does not intend to retain said employee(s).

      (f) Copy Equipment: Lessee may maintain their own "desktop" copy equipment inside the leased office. Free-standing machines and/or machines that require additional electricity or dedicated circuitry are not permitted. Lessee also agrees not to allow or solicit other clients on the premises to use Lessee's copy equipment.

                          VII. Covenants of DBS/Lessor

      Lessor agrees to pay for all utilities (excepting local and long distance telephone service, which shall be billed separately as specified under Article
VIII) and janitorial service.

      Rental payment includes telephone answering and reception services during business hours (8 a.m. to 5 p.m.) Monday through Friday, use of the conference room(s) by Tenant as reserved on an as-needed basis, and coffee service.

      DBS shall provide office support services Monday through Friday during business hours; a separate statement for those services based on the then current rate sheet (Exhibit "B") shall be rendered at the end of each month and is due and payable upon presentation. As charges represent costs for labor and materials (such as postage, shipping charges, stationary supplies, local and long distance telephone service, parking validations, etc.) that have been incurred by DBS on behalf of the Lessee/Tenant during the previous monthly accounting period; payment is due no later than the 10th day of each month following presentation of this statement.

                                                                  Initials:
                                                                  Lessee: /s/ RM
                                                                         -------
                                                                  Lessor: /s/ CM
                                                                         -------


                                     3 of 5

                        VIII. Telephone Equipment/Service

      Lessee shall pay for the installation and all charges pertaining to Lessee's telephone service. Lessee shall pay directly to Lessor the cost of connecting Lessee's telephone equipment and service (Exhibit "C") and the monthly charges for telephone equipment, and all associated local and long distance charges (a copy of these charges will be provided with the monthly office services invoice).

                     IX. Insurance & Personal Property Taxes

      Tenant shall be responsible to provide insurance protection of personal property and liability within the subject premises and shall hold DBS harmless from any claim arising out of events occurring within the confines of the subject premises. DBS shall provide Liability insurance for the common areas providing access to the subject premises for Tenant and Tenant's business invitees. Lessee is responsible for payment of all taxes levied or assessed on Lessee's personal property.

                                X. Superior Lease

      The parties hereby acknowledge that this Sublease Agreement is subordinate to a Superior Lease. The building in which the subject premises is located is owned by Atrium Irvine Limited Partnership. DBS has entered into a written lease with Atrium Irvine Limited Partnership and Diversified Business Services, Inc. dated February 2,1995. The parties mutually acknowledge that this Sublease Agreement is entered into with the knowledge of aforesaid Superior Lease. The parties, and each of them, represent that they will do no act with respect to the subject premises which would violate the terms of the Superior Lease as defined in Exhibits D-1 and D-2.

                           XI. Successors and Assigns

      The covenants and conditions herein contained shall be subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

                                XII. Miscellaneous

      1. This Lease Agreement is entered into in the State of California and shall be interpreted in accordance with the laws of the State of California.

      2. This Lease Agreement constitutes the entire Agreement of the parties with respect to the subject matter hereof.

                                                                  Initials:
                                                                  Lessee: /s/ RM
                                                                         -------
                                                                  Lessor: /s/ CM
                                                                         -------


                                     4 of 5

      3. This Lease Agreement may not be modified except in writing signed by both parties.

      4. In the event of any litigation between the parties arising out of this Lease Agreement or the subject matter hereof, the prevailing party shall be entitled to recover, in addition to costs, reasonable attorney's fees.

Lessor:                                 Tenant/Lessee:
Diversified Business Services, Inc.,     Blazina, Risk & Associates, Inc.


       /s/ Carla Moreland                            /s/ Roger May
By: ------------------------------      By: ----------------------------------
         Carla Moreland                                Roger May


               President                           [ILLEGIBLE} -- Director
Title: ---------------------------      Title: -------------------------------


                2/28/00                                  2/14/2000
Date: ----------------------------      Date: --------------------------------

                                                                  Initials:
                                                                  Lessee: /s/ RM
                                                                         -------
                                                                  Lessor: /s/ CM
                                                                         -------


                                     5 of 5

                               SUBLEASE AGREEMENT

      This Lease Agreement is made on this 14th day of February, 2000, at Newport Beach, California between DIVERSIFIED BUSINESS SERVICES, INC. (hereinafter "Lessor" or "DBS") and, Advanced Communication Technologies, Inc. (hereinafter "Lessee" or "Tenant).

                                   I. Premises

      DBS hereby leases to Lessee and Lessee hereby hires from DBS, the property hereinafter referred to as the "subject premises" located in the City of Irvine, County of Orange, State of California, and more particularly described as 19200 Von Karman Avenue, Suite 500, Office Nos. 10/11/12/32 (Exhibit "A").


                                    II. Term

      The term of this Lease shall be for 12 months, commencing on the 1st day of April, 2000, and ending on the 30th day of September, 2000. Said rental term shall be automatically extended for the same period and all provisions applicable to the initial lease term shall apply to the extended lease term(s) with the exception of renewal rate, unless Lessee gives Lessor or Lessor gives Lessee written notice of cancellation of this renewal provision at least thirty
(30) days prior to the expiration of any lease term. For the purpose of interpretation, a thirty day notice specifically means on or before the first day of the last month of occupancy.

                             III. Rent & Rent Deposit

      Tenant shall pay as rent to DBS the sum of Five Thousand Five Hundred Twenty-Five & 00/000 Dollars ($5525.00) as the first month's rent and the sum of Five Hundred Twenty-Five & 00/000 Dollars ($5525.00) as a deposit against payment of rent for the last month of occupancy under this Sublease Agreement; thereafter, on or before the first day of each succeeding month, Lessee shall pay the sum of Five Thousand Five Hundred Twenty-Five & 00/000 Dollars ($5525.00).

      In the event payment of rent is made after the fifth (5) day of the month, an automatic late charge of 10% ($ 552.50) will be charged and must be included with rental payment. A $25 charge will be paid by the Lessee to the Lessor for each returned check.

      The deposit for payment of the final month's rent provided for hereunder may be used by Lessor for any purpose, free of trust, and no interest shall be paid to Lessee thereon.

                                                                  Initials:
                                                                  Lessee: /s/ RM
                                                                         -------
                                                                  Lessor: /s/ CM
                                                                         -------


                                     1 of 5

                                 IV. Set-Up Fee

      Lessee acknowledges that Lessee has inspected the subject premises prior to taking occupancy and that the subject premises are clean and in good repair. On or before occupancy, Lessee shall pay Lessor the sum of -- 00/000 -- Dollars ($ n/c) for payment of expenses incurred by Lessor for door sign(s), directory signs, keys, and general administrative set-up of account.

                               V. Use of Premises

      The subject premises shall be used by Lessee as a business office and for uses normally incident thereto and for no other purpose. Lessee shall allow no hazardous or noxious materials to be stored at the subject premises and Lessee shall allow no activities on the subject premises which are illegal or otherwise constitute a nuisance or disturbance to other tenants of the building.

                         VI. Covenants of Tenant/Lessee

      Tenant covenants and agrees to pay each monthly installment of rent provided for herein on or before the due date, to use the subject premises for the purpose hereinabove stated, and to surrender the subject premises, together with appropriate office and building keys, upon the termination of tenancy in as good condition as existed at the date of initial occupancy, reasonable wear and tear excepted.

      (a) Default: The occurrence of any of the following shall constitute a material default and breach of this Lease by Lessee: 1) Any failure by Lessee to pay rent or to make any other payments required to be made by Lessee hereunder, after written notice; 2) The abandonment or vacation of the Premises by Lessee, bankruptcy of Lessee, or assignment for benefit of creditors; 3) A failure by Lessee to observe and perform any other provision of this Lease to be observed or performed by Lessee, where such failure continues for thirty (30) days after written notice thereof by Lessor to Lessee.

      In the event of any such default by Lessee, then in addition to any other remedies available to Lessor at law or in equity, Lessor shall have the immediate option to terminate this Lease and all rights of Lessee hereunder by giving written notice of such intention to terminate. In the event that Lessor shall elect to so terminate this Lease then Lessor may recover from Lessee any unpaid rent plus interest on said unpaid rental at the rate often percent (10%) per annum.

      In the event of any such default by Lessee, Lessor shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Lessee.

                                                                  Initials:
                                                                  Lessee: /s/ RM
                                                                         -------
                                                                  Lessor: /s/ CM
                                                                         -------


                                     2 of 5

      (b) Abandonment: Lessee shall not vacate or abandon the premises at any time during the term and if Lessee shall abandon, vacate or surrender said premises for a period of thirty (30) days or be dispossessed by process of law, or otherwise, any personal property belonging to Lessee and left on the premises shall be deemed to be abandoned.

      (c) Keys: Lessee shall receive one key for each office leased and one key for entry into main office. Lessee shall pay to Lessor the sum of $5.00 for each key not returned at the expiration of this Lease, or for any additional duplicate keys provided to Lessee. Tenant shall not alter any lock or install additional locks or bolts on any door.

      (4) Rules & Regulations: Lessee agrees to observe and comply with the Building Rules and Regulations as specified on Exhibit "D-1" and the Parking Rules and Regulations as specified on Exhibit "D-2" attached hereto.

      (e) Lessor's Employees: Should Lessee elect to hire any of Lessor's employees, during tenancy and/or for a one (1) year period following vacancy of premises, a fee shall be paid to Lessor in the amount of $10,000.00 per employee as compensation for Lessor's loss thereof unless Lessor does not intend to retain said employee(s).

      (f) Copy Equipment: Lessee may maintain their own "desktop" copy equipment inside the leased office. Free-standing machines and/or machines that require additional electricity or dedicated circuitry are not permitted. Lessee also agrees not to allow or solicit other clients on the premises to use Lessee's copy equipment.

                          VII. Covenants of DBS/Lessor

      Lessor agrees to pay for all utilities (excepting local and long distance telephone service, which shall be billed separately as specified under Article
VIII) and janitorial service.

      Rental payment includes telephone answering and reception services during business hours (8 a.m. to 5 p.m.) Monday through Friday, use of the conference room(s) by Tenant as reserved on an as-needed basis, and coffee service.

      DBS shall provide office support services Monday through Friday during business hours; a separate statement for those services based on the then current rate sheet (Exhibit "B") shall be rendered at the end of each month and is due and payable upon presentation. As charges represent costs for labor and materials (such as postage, shipping charges, stationary supplies, local and long distance telephone service, parking validations, etc.) that have been incurred by DBS on behalf of the Lessee/Tenant during the previous monthly accounting period; payment is due no later than the 10th day of each month following presentation of this statement.

                                                                  Initials:
                                                                  Lessee: /s/ RM
                                                                         -------
                                                                  Lessor: /s/ CM
                                                                         -------


                                     3 of 5

                        VIII. Telephone Equipment/Service

      Lessee shall pay for the installation and all charges pertaining to Lessee's telephone service. Lessee shall pay directly to Lessor the cost of connecting Lessee's telephone equipment and service (Exhibit "C") and the monthly charges for telephone equipment, and all associated local and long distance charges (a copy of these charges will be provided with the monthly office services invoice).

                     IX. Insurance & Personal Property Taxes

      Tenant shall be responsible to provide insurance protection of personal property and liability within the subject premises and shall hold DBS harmless from any claim arising out of events occurring within the confines of the subject premises. DBS shall provide liability insurance for the common areas providing access to the subject premises for Tenant and Tenant's business invitees. Lessee is responsible for payment of all taxes levied or assessed on Lessee's personal property.

                                X. Superior Lease

      The parties hereby acknowledge that this Sublease Agreement is subordinate to a Superior Lease. The building in which the subject premises is located is owned by Atrium Irvine Limited Partnership. DBS has entered into a written lease with Atrium Irvine Limited Partnership and Diversified Business Services, Inc. dated February 2, 1995. The parties mutually acknowledge that this Sublease Agreement is entered into with the knowledge of aforesaid Superior Lease. The parties, and each of them, represent that they will do no act with respect to the subject premises which would violate the terms of the Superior Lease as defined in Exhibits D-1 and D-2.

                           XI. Successors and Assigns

      The covenants and conditions herein contained shall be subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

                                XII. Miscellaneous

      1. This Lease Agreement is entered into in the State of California and shall be interpreted in accordance with the laws of the State of California.

      2. This Lease Agreement constitutes the entire Agreement of the parties with respect to the subject matter hereof.

                                                                  Initials:
                                                                  Lessee: /s/ RM
                                                                         -------
                                                                  Lessor: /s/ CM
                                                                         -------


                                     4 of 5

      3. This Lease Agreement may not be modified except in writing signed by both parties.

      4. in the event of any litigation between the parties arising out of this Lease Agreement or the subject matter hereof, the prevailing party shall be entitled to recover, in addition to costs, reasonable attorney's fees.

      5. Upon execution, this Sublease Agreement shall replace and supercede any and all previous agreement in their entirety.

Diversified Business Services, Inc.,   Tenant/Lessee:
                                       Advanced Communication Technologies, Inc.


       /s/ Carla Moreland                            /s/ Roger May
By: ------------------------------      By: ----------------------------------
         Carla Moreland                                Roger May


               President                           Chief Executive Officer
Title: ---------------------------      Title: -------------------------------


                3/31/00                                  2/14/2000
Date: ----------------------------      Date: --------------------------------

                                                                  Initials:
                                                                  Lessee: /s/ RM
                                                                         -------
                                                                  Lessor: /s/ CM
                                                                         -------


                                     5 of 5

================================================================================

                        National Service Industries, Inc.

                                6% Notes Due 2009

                                      NSI


                                   ----------


                              PROSPECTUS SUPPLEMENT

                                January 21, 1999


                              (Including Prospectus
                            dated September 8, 1998)


                                   ----------


                              Salomon Smith Barney

                              Goldman, Sachs & Co.

                                J.P. Morgan & Co.

================================================================================